SECURITIES AND EXCHANGE COMMISSION

	WASHINGTON, D.C.  20549



	FORM 8-K



	CURRENT REPORT

	Pursuant to Section 13 or 15(d) of
	the Securities Exchange Act of 1934



Date of Report	July 24, 2001
(Date of earliest event reported)	July 24, 2001


	MNB Bancshares, Inc.
	(Exact name of Registrant as specified in its charter)


	Delaware
	(State or other jurisdiction of incorporation)


             0-20878    								48-1120026
(Commission File Number)				           (I.R.S. Employer Identification Number)



800 Poyntz Avenue, Manhattan, Kansas	 66502
         (Address of principal executive offices)	(Zip Code)



(785)  565-2000
	(Registrant's telephone number, including area code)

Item 5.  Other Information

On July 24, 2001, MNB Bancshares, Inc. issued a press release announcing its earnings for the three and six months ending June 30, 2001 and its declaration of a cash dividend to its stockholders. The press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

	(a)	Financial Statements of Business Acquired.

		None.

	(b)	Pro Forma Financial Information.

		None.

	(c)	Exhibits.

99.1  News Release dated July 24, 2001.


SIGNATURES

	Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



						MNB BANCSHARES, INC.



Dated: July 24, 2001		By:	/s/ Mark A. Herpich
				Mark A. Herpich
				Vice President, Secretary, Treasurer
				    and Chief Financial Officer
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